TCG Select Money Market Fund

a Series of TCG Financial Series Trust IX

Supplement dated December 18, 2015

to the Prospectus dated October 30, 2015

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This Supplement to the Prospectus (the “Prospectus”) for TCG Select Money Market Fund (the “Fund”), a series of TCG Financial Series Trust IX (the “Trust”), updates the Prospectus for the Fund dated October 30, 2015 to amend certain information as described below.

1.

The section entitled “Fund Summary: Fees and Expenses of the Fund” is updated as follows:

FUND SUMMARY:  TCG SELECT MONEY MARKET FUND

Investment Objective: The investment objective of TCG Select Money Market Fund (“Fund”), a series of TCG Financial Series Trust IX (“Trust”), is to achieve preservation of capital, current income, liquidity and stability of principal.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the TCG Select Money Market Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Service Shares	Investor A Shares	Investor B Shares	Investor C Shares
Management Fee	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution (12b-1) Fees[1]	None	None	None	None	None
Shareholder Servicing Fee	None	0.05%	0.10%	0.15%	0.20%
Other Expenses	2.73%	2.73%[2]	2.73%[2]	2.73%[2]	2.73%[2]
Total Annual Fund Operating Expenses	3.23%	3.28%	3.33%	3.38%	3.43%
Fee Waiver and/or Expense Reimbursement [3]	(2.98)%	(2.98)%	(3.03)%	(3.08)%	(3.13)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement [4]	0.25%	0.30%	0.30%	0.30%	0.30%

1

The Fund has adopted a Rule 12b-1 Plan for each of its share classes that allows the Fund to pay an annual fee of up to 0.25% to financial institutions that provide distribution and/or shareholder servicing. The Plan will not be activated through October 31, 2016.

2

Service Shares, Investor A Shares, Investor B Shares and Investor C Shares are not being offered for sale at this time.  Accordingly, “Other Expenses” as stated under these share classes are estimates and are equal to the actual expenses of the Institutional Shares.

3

As described in the “Management of the Funds” section of the Fund’s prospectus on pages 12 and 13, Catalyst has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding any front-end or contingent deferred loads, any Rule 12b-1 fees, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to 0.30% for all share classes until October 31, 2016 (the “contractual expense limitation agreement”). The Fund may have to repay some of these waivers and/or reimbursements to Catalyst in the following three (3) years provided that the current year’s expense ratio is less than the prior year contractual expense cap that was in place when such prior year expenses were waived. The contractual expense limitation agreement may be terminated by a majority of the non-interested Trustees upon sixty (60) days’ written notice to the Advisor and will terminate automatically upon the termination of the Management Services Agreement.  The Advisor may not terminate this agreement without the consent of the Board of Trustees of the Trust, which consent will not be unreasonably withheld.

4

The ratios of total annual fund operating expenses in this table (the “Expense Ratios”) do not match the ratio of expenses to average net assets in the “Financial Highlights” section of the prospectus because the Expense Ratios are restated to reflect current contractual fees and estimates of the operating expenses of the Fund based on the new Management Services Agreement and Expense Limitation Agreement.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The calculations for years after Year #1 in the example assume that the Fund’s Rule 12b-1 Distribution Fee has been included.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Shares	Service Shares	Investor A Shares	Investor B Shares	Investor C Shares
Year 1	$26	$31	$31	$31	$31
Year 3	$714	$729	$740	$750	$760
Year 5	$1,428	$1,452	$1,473	$1,493	$1,513
Year 10	$3,224	$3,371	$3,415	$3,458	$3,500

2.

The section entitled “Principal Investment Strategies of the Fund” is updated as follows:

The TCG Select Money Market Fund (the “Fund”) seeks to achieve its objective by investing in short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund’s portfolio will maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

The Fund will primarily invest in deposits (“Deposits”) in accounts with banks or savings and loan associations (“Insured Institutions”) insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC insurance has been affirmed by Congress to be backed by the full faith and credit of the U.S. Government. The Fund’s Deposits (including accrued interest) at any Insured Institution will not exceed the FDIC’s Standard Maximum Deposit Insurance Amount, which currently is $250,000. To the extent that each of the Fund’s Deposits are below the $250,000 limit each Deposit will be fully insured by the FDIC. The Fund does not intend exceed this limit.

The Fund will only make Deposits in Insured Institutions rated by a nationally recognized statistical rating (organization (“NRSRO”) in one of its two highest short-term rating categories (within which there may be gradations or sub-categories). If an Insured Institution is rated by more than one NRSRO, at least two NRSROs must rate its Deposits in one of their two highest short-term rating categories. If an Insured Institution has not received short-term ratings from any NRSRO, the Fund must determine that it is of comparable quality to a Deposit in a rated Insured Institution. Independent of any ratings, Deposits by the Fund present minimal credit risk and qualify for investment by the Fund because they are FDIC insured to the extent that each of the Fund’s Deposits are below the $250,000 limit.

The Fund may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“Government Securities”), or in repurchase agreements for Government Securities. The Fund may also invest in other money market funds that have substantially the same investment objective and strategies as the Fund. All investments will be payable in U.S. dollars.

The Fund’s Advisor will determine which of these securities to buy and sell based on its assessment of the relative values of various short-term U.S. Government securities and Deposits. The Fund is a money market fund which seeks to maintain a net asset value of $1.00 per share. Additionally, the Fund’s dollar-weighted average legal maturity (WAM) will be 60 days or less, and the dollar-weighted average life to maturity (WAL) of all of its investments will be 120 days or less. The Fund invests only in U.S. dollar-denominated securities.

The Fund may invest in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s Advisor seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates as well as the credit quality of the issuer.

3.

The section entitled “ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS: The Fund’s Investment Strategies” is updated as follows:

The TCG Select Money Market Fund (the “Fund”) seeks to achieve its objective by investing in short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund’s portfolio will maintain a dollar-weighted average legal maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

The Fund will primarily invest in deposits (“Deposits”) in accounts with banks or savings and loan associations (“Insured Institutions”) insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC insurance has been affirmed by Congress to be backed by the full faith and credit of the U.S. Government. The Fund’s Deposits (including accrued interest) at any Insured Institution will not exceed the FDIC’s Standard Maximum Deposit Insurance Amount, which currently is $250,000. As a result, each of the Fund’s Deposits will be fully insured by the FDIC. To the extent that each of the Fund’s Deposits are below the $250,000 limit each Deposit will be fully insured by the FDIC. The Fund does not intend exceed this limit.

The Fund will only make Deposits in Insured Institutions rated by a nationally recognized statistical rating (organization (“NRSRO”) in one of its two highest short-term rating categories (within which there may be gradations or sub-categories). If an Insured Institution is rated by more than one NRSRO, at least two NRSROs must rate its Deposits in one of their two highest short-term rating categories. If an Insured Institution has not received short-term ratings from any NRSRO, the Fund must determine that it is of comparable quality to a Deposit in a rated Insured Institution. Independent of any ratings, Deposits by the Fund present minimal credit risk and qualify for investment by the Fund as such are FDIC insured to the extent that each of the Fund’s Deposits are below the $250,000 limit.

The Fund may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“Government Securities”), or in repurchase agreements for Government Securities. The Fund may also invest in other money market funds that have substantially the same investment objective and strategies as the Fund. All investments will be payable in U.S. dollars.

The Fund’s Advisor will determine which of these securities to buy and sell based on its assessment of the relative values of various short-term U.S. Government securities and Deposits. The Fund is a money market fund which seeks to maintain a net asset value of $1.00 per share. Additionally, the Fund’s dollar-weighted average legal maturity (WAM) will be 60 days or less, and the dollar-weighted average life to maturity (WAL) of all of its investments will be 120 days or less. The Fund invests only in U.S. dollar-denominated securities.

The Fund may invest in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s Advisor seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates as well as the credit quality of the issuer.

The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), and other rules of the Securities and Exchange Commission (“SEC”). The Fund will only purchase securities that present minimal credit risk as determined by the Fund’s investment advisor, Catalyst Capital Advisors LLC, pursuant to guidelines approved by the Trust’s Board of Trustees.

In satisfaction of the quality requirements of Rule 2a-7, Deposits acquired by the Fund, will be determined at the time of purchase by Catalyst Capital Advisors LLC, under guidelines approved by the Trust’s Board, to present minimal credit risks and will be “Eligible Securities.” An “Eligible Security” is:

1. a Rated Security (as hereinafter defined) with a remaining maturity of 397 days or less that has received a short-term rating by one of the nationally recognized statistical rating organizations (an “NRSRO”) in one of the two highest short term rating categories (within which there may be sub categories or gradations indicating relative standing); or

2. a security that is not a Rated Security that is of comparable quality to a Rated Security, as determined by Catalyst Capital Advisors LLC; provided, however, that: a security that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 days from the date of acquisition or less and that is an Unrated Security is not an Eligible Security if the security has received a long term rating from any Designated NRSRO that is not within the Designated NRSRO’s three highest long term categories (within which there may be sub-categories or gradations indicating relative standing), unless the security has received a long-term rating from the Requisite NRSROs that have issued a rating with respect to the security, or if only one NRSRO has issued a rating, from that NRSRO, in one of the three highest rating categories.

Pursuant to Rule 2a-7 the Fund is subject to a “general liquidity requirement” that requires that the Fund hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under Section 22(e) of the Investment Company Act regarding share redemptions and any commitments the Fund has made to shareholders. To comply with this general liquidity requirement, TCG Select Money Market Fund must consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly shareholder redemptions), this may require a Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below.

The Fund will not acquire any security other than a daily liquid asset unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets and the Fund will not acquire any security other than a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. “Daily liquid assets” include (i) cash; (iii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day.  Under normal conditions, certain Fund Deposits may not qualify as “daily liquid assets.” “Weekly liquid assets” include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (v) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

The Fund is ordinarily limited to investing so that immediately following any such acquisition not more than 5% of its total assets will be invested in any one issuer’s securities (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities and securities of other investment companies, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a right to demand payment) or, in the event that such securities are not First Tier Securities (as defined in Rule 2a-7), not more than 1⁄2 of 1% of the Fund’s total assets. In addition, Rule 2a-7 requires that not more than 3% of the Fund’s total assets be invested in Second Tier Securities (as defined in Rule 2a-7) and that Second Tier Securities may only be purchased if they have a remaining maturity of 45 days or less at the time of acquisition.

In order to meet its daily liquidity requirements, the Fund may also invest in other investment companies that pay redemptions on the same or next business day.

The Fund is permitted to invest in repurchase agreements and engage in repurchase agreement transactions but only to the extent that they are collateralized by cash, government securities or FDIC insured Deposits

Repurchase agreements are agreements through which banks, broker-dealers and other financial institutions approved by the Trustees, sell securities (usually U.S. Government securities) to a Fund and agree to repurchase those securities at a specified price and time (usually not more than seven days from the original sale). The seller’s obligation to pay the repurchase price is secured by the securities to be repurchased. These securities are required to be held by the Fund, its custodian or a third-party custodian. In order to protect the Fund’s interest, collateral securities must have a value of at least 100% of the resale price at all times. (The seller must provide additional collateral in the event that this condition is not met). In general, the Advisor will require collateral securities to have a value of at least 102% of the resale price at the time the repurchase agreement is made. The collateral is marked to market on a daily basis, thus enabling the Advisor to determine when to request additional collateral from the seller.

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Shareholders should read this Supplement in conjunction with the Prospectus, as well as the Fund’s Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at 1-800-494-2755.

Investors should retain this supplement for future reference.

TCG Financial Series Trust IX

(the “Trust”)

TCG Select Money Market Fund

(the “Fund”)

Supplement dated December 18, 2015

to Statement of Additional Information dated October 30, 2015

The information in this Supplement amends certain information contained in the currently effective Statement of Additional Information for the Fund dated October 30, 2015 and should be read in conjunction with such Statement of Additional Information.

1.

The section entitled “Investment Practices” is updated as follows:

INVESTMENT PRACTICES

The Prospectus for the Fund discusses the principal investment strategies of the Fund. Below you will find more detail about the types of investments and investment practices permitted by the Fund.

Bank Obligations

Bank obligations are short-term obligations issued by U.S. banks, including certificates of deposit, time deposits and money market demand accounts.

The Deposits held in the Fund’s portfolio include deposits in a checking account, negotiable order of withdrawal (NOW) account, savings account, money market deposit account (MMDA), time deposit such as a certificate of deposit (CD).  These Deposits will be limited to accounts with Federal Deposit Insurance Corporation (“FDIC”) insured banks or savings and loan associations which insurance has been affirmed by Congress to be backed by the full faith and credit of the U.S. Government.  Further, each of the Fund’s Deposits will not exceed the FDIC’s Standard Maximum Deposit Insurance Amount (“SMDIA”) which currently is $250,000 per depositor, per insured bank inclusive of the principal and accrued interest for each Deposit.  Accordingly, because each of the Fund’s deposits will fall within these FDIC amount limits, the entire amount of each of the Fund’s Deposit will be fully insured by the FDIC, to the extent the Deposits is below the FDIC limit.

…

2.

The section entitled “Trustees and Officers” is updated as follows:

Interested Trustee2 and Officers

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[1]	Other Directorships Held During Past 5 Years
Jorge H. Coloma 2525 Ponce de Leon Blvd., Suite 300 Coral Gables, FL 33134 DOB: 10/07/1944	Trustee, President	Since Inception	Managing director of TCG Financial Services, LLC, 2010 to present; Managing director of Insured Deposits Conduit, LLC, 2003 to 2008	Ten (10)	N/A
Charles R. Ropka, Esq. 215 Fries Mill Road Turnersville, NJ 08012 DOB: 10/21/1963	Secretary	Since Inception	From 2008 to present, Partner, Law Office of C. Richard Ropka	Ten (10)	N/A
Umberto Anastasi c/o Mutual Shareholder Services, LLC 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 DOB: 09/27/74	Treasurer	October 2015	From 1999 to present, Vice President, Mutual Shareholder Services, LLC	Ten (10)	N/A
Daniel Rangel 18895 SW 212th Street Miami, FL 33187 DOB: 10/01/1973	Assistant Treasurer	Since Inception	Airline pilot for Miami Air International, 2013 to present; Airline pilot for Shuttle America in 2012; Airline pilot for Gulfstream Int’l Airline from 2005 to 2011.	Ten (10)	N/A
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 9/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015; Senior Vice President & Chief Compliance Officer, Citi Fund Services, 2004-2010.	Ten (10)	N/A

1 Each Trustee also serves on each of the other nine Boards.

2 The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the Fund’s former advisor.

3.

The section of the Fund’s SAI entitled “Net Asset Value” is hereby replaced in its entirety with the following:

NET ASSET VALUE

For the Fund, net asset value (“NAV”) per share is determined by dividing the total value of the Fund’s assets, less any liabilities, by the number of shares of the Fund outstanding.

The net asset value per share of the Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day as observed.

For valuing securities in calculating NAV, the Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. The process of selecting securities is consistent with the credit quality and diversification requirements of Rule 2a-7. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Pursuant to Rule 2a-7, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to maintaining a stable NAV per Share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (except as described below) nor maintain a dollar-weighted average maturity of greater than 90 days. Repurchase agreements involving the purchase of securities with remaining maturities of greater than 397 days will be treated as having a maturity equal to the period remaining until the date on which the repurchase is scheduled to occur or, where no date is specified and the agreement is subject to a demand feature, the notice period applicable to the demand to repurchase those securities. A variable rate instrument, the principal amount of which is scheduled to be repaid in more than 397 days but which is subject to a demand feature, shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount may be recovered through exercise of the demand feature. A floating rate instrument, the principal amount of which is scheduled to be repaid in more than 397 days but which is subject to a demand feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

The Trustees have undertaken to establish procedures reasonably designed, taking into account current market conditions and the Fund’s investment objective, to stabilize the NAV per Share of the Fund for purposes of sales and redemptions at $1.00. These procedures include a review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the NAV per Share of the Fund, calculated by using available market quotations, deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from the Fund’s $1.00 amortized cost price per Share may result in material dilution or other unfair results to investors, the Trustees will take such steps as they deem appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the Fund’s average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund’s outstanding Shares without monetary consideration, or utilizing a NAV per Share based on available market quotations. In addition, if the Advisor becomes aware that any Second Tier Security or Unrated Security held by the Fund has received a rating from any NRSRO below the NRSRO’s two highest rating categories, the procedures adopted by the Trustees in accordance with Rule 2a-7 require the Advisor to dispose of such security unless (i) the sale would cause the deviation between the Fund's amortized cost and market-determined values per Share to exceed 0.40 of 1% (in which case the Trustees will meet to determine what action to take) or (ii) the Trustees reassess the credit quality of the security and determine that it is in the best interests of shareholders to retain the investment. In the event the Fund holds a defaulted security, a security that has ceased to be an Eligible Security, or a security that has been determined to no longer present minimal credit risks, Rule 2a-7 requires the Fund to dispose of the security unless the Trustees determine that such action is not in the best interest of shareholders. The Rule requires the Fund to limit its investments to securities determined to present minimal credit risks based on factors in addition to ratings assigned a security by an NRSRO and which are at the time of acquisition Eligible Securities.

In satisfaction of the quality requirements of Rule 2a-7, Deposits acquired by the Fund which include overnight deposits, have been determined to present minimal credit risks and to be Eligible Securities.   “Eligible Securities” are defined as (i) Rated Securities with a remaining maturity of 397 or less days and which have received rating in one of the two highest rating categories; (ii) Unrated Securities that are of comparable equality, provided that an Unrated Security is not a Eligible Security if the security has received a long-term rating from any NRSRO that is not within the NRSRO’s three highest long-term rating categories, unless the security has received a long-term rating from an NRSRO in one of the three highest rating categories, and provided that certain asset backed securities shall not be Eligible Securities unless they have received a rating from an NRSRO; and (iii) a security that is subject to a Demand Feature or Guarantee whether the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee.

The Trustees have delegated to the Advisor the responsibility of ensuring satisfaction of the regulations set forth in Rule 2(a)-7.  Accordingly, the Advisor  will acquire securities which the Adviser has determined to present minimal credit risks to the Fund and are of comparable quality to investments that are rated high quality by a nationally recognized statistical rating organization that is not an affiliated person, as defined in the Investment Company Act of 1940, of the issuer, or any insurer, guarantor, or provider of credit support for the instrument, and if it may receive all principal of, and accrued interest on, upon written notice, and within a period of time not to exceed 397 days. The Board has determined that “Deposits” held by the Fund are of comparable quality to those held in a NRSRO rated institution due to the underlying FDIC insurance, which has been affirmed by Congress to be backed by the full faith and credit of the US Government, on the Deposit and therefore pose minimal credit risk.

In determining if a security complies with Rule 2(a)-7 the Advisor must: i) identify the payment terms of the security, such as the interest rate, the time of interest and principal payments and the currency in which amounts are payable;  ii) identify who is primarily obligated to make these payments (the “Issuer”); iii) whether the Issuer's payment obligations are limited to a specific source; iv) determine whether anyone has agreed to purchase the security under a Demand Feature; v) determine whether anyone has Guaranteed payment of the security, or of any Underlying Obligation or Qualifying Assets; vi) determine if the provider of a Demand Feature or Guarantee controls, is controlled by, or is under common control with the Issuer; and vii) determine whether the security has received any long-term or short-term credit ratings.

Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings.  All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities.  These securities would normally be those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range.  The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company’s involvement in merger or acquisition activity, with widely varying valuations placed on the company’s assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Fund’s Advisor using methods and procedures reviewed and approved by the Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

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Shareholders should read this Supplement in conjunction with the Prospectus, as well as the Fund’s Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at 1-800-494-2755.

Please retain this Supplement for future reference.